UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/ A

(AMENDMENT No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013 (January 18, 2013)

TOA Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54822	46-0992328
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

C/O Toa Shoko, 1-1-9-716, Nishiawaji, Higashiyodogawa- ku Osaka 533-0031, Japan	533-0031
(address of principal executive offices)	(zip code)

780 Reservoir Avenue, #123 Cranston RI 02910 USA
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this amendment No. 1 to our 8-K filed January 22, 2013 and as amended January 28, 2013 to correct the incorrect commission file number. This amendment does not modify or update the disclosures presented in or exhibits to the original form 8-K in any way. Those sections of the original form 8-K that are unaffected by the amendment are not included herein. The amendment continues to speak as of the date of the original form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2013, Jeffrey DeNunzio of 780 Reservoir Avenue, #123, Cranston, RI 02910, the sole shareholder of Gold Bullion Acquisition, Inc. (the “Registrant” or “Company”), entered into a Share Purchase Agreement (the “Agreement”) with Hajime Abe, C/O Toa Shoko, 1-1-9-716, Nishiawaji, Higashiyodogawa- ku, Osaka 533-0031, Japan. Pursuant to the Agreement, Mr. DeNunzio transfered to Hajime Abe, 20,000,000 shares of our common stock which represents all of our issued and outstanding shares in consideration of $34,900.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

A. January 22, 2013, the Company was informed that our registered independent public accountant, Peter Messineo, CPA, of Palm Harbor Florida (“PM”) declined to stand for re-appointment. PM has merged his firm into the registered firm of Drake and Klein CPAs PA, as stated in (2) below.

      B. PM's report on the financial statements for the year ended September 30, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

C. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended September 30, 2012 and for the period September 11, 2012 (date of inception) to September 30, 2012, there have been no disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM would have caused them to make reference thereto in their report on the financial statements. Through the interim period January 22, 2013 (the date of decline to stand for re-appointment of the former accountant), there have been no disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM would have caused them to make reference thereto in their report on the financial statements.

  We have authorized PM to respond fully to the inquiries of the successor accountant

  During the year ended September 30, 2012 and the interim period through January 22, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

  The Company provided a copy of the foregoing disclosures to PM prior to the date of the filing of this Report and requested that PM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

A.	January 22, 2013, the Company engaged Drake, Klein, Messineo, CPAs PA (“DKM”) of Clearwater, Florida, as its new registered independent public accountant. During the year ended September 30, 2012 and prior to January 22, 2013 (the date of the new engagement), we did not consult with DKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by DKM, in either case where written or oral advice provided by DKM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 5.01 Change in Control of Registrant.

On January 22, 2013, Mr. DeNunzio, the sole shareholder of Gold Bullion Acquisition, Inc., consummated a sale of 20,000,000 shares of our common stock to Hajime Abe for an aggregate purchase price of $34,900. Following the closing of the share purchase transaction, Hajime Abe owns a 100% interest in the issued and outstanding shares of our common stock. Hajime Abe is the controlling shareholder of Gold Bullion Acquisition, Inc. Commensurate with the closing, Gold Bullion Acquisition filed with the Delaware Secretary of State, a Certificate of Amendment to

change the name of Registrant to TOA Holdings, Inc.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On January 22, 2013, Mr. DeNunzio resigned as our President, Secretary, Treasurer and Director, such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On January 22, 2013, Mr. Hajime Abe was appointed as Director, President, Secretary and Treasurer, to hold such office ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Mr. Hajime Abe, Age 61, President, Secretary, Treasurer and Director

Background of Mr. Hajime Abe

Mr. Hajime Abe began his career in 1969 as an employee of Nissan Motor Company as a car salesman. Following this, in 1974, he incorporated Abe Motor Sales Co., Ltd., a Japan Corporation. A decade later in 1989, he incorporated Koa Commerce Co., Ltd. a Japan Corporation and in 1993 incorporated another Japenese company known as World Liberty Co., Ltd. More recently, in 2007 Mr. Abe incorporated the Japanese company IKL Holdings Co., Ltd. and in 2010 was appointed as President and Director of Oidon Co., Ltd, a Wymoing Corporation that he recently resigned from this past July, 2012.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at Gold Bullion Acquisition Inc.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 22, 2013, the Company’s Board of Directors approved to change the name of the Company from “Gold Bullion Acquisition, Inc.” to TOA Holdings, Inc.”

The name change was also approved by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.

On January 22, 2013, We filed a Certificate of Amendment with the Delaware Secretary of State. The effective date of the name change shall be upon the acceptance of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

  None
  Exhibits

NUMBER	EXHIBIT

3.1	Certificate of Amendment of Certificate of Incorporation
10.1	Share Purchase Agreement between Jeffrey DeNunzio and Hajime Abe., dated January 18, 2013.
10.2	Officer and Director Resignation Letter
16.1	Letter from Peter Messineo, CPA, dated January 22, 2013, regarding Change in Certifying Accountant.
99.1	Written Consent by the Shareholders of Gold Bullion Acquisition Inc. to change name to TOA Holdings, Inc.
99.2	Unanimous Written Consent by the Board of Directors of Gold Bullion Acquisition, Inc. approving name change to TOA Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOA HOLDINGS, INC.

Dated: January 28, 2013	/s/ Hajime Abe
Hajime Abe
Chief Executive Officer